_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 8, 2004

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-100818 (Commission File Number)	13-6357101 (I.R.S. Employer Identification No.)

85 Broad Street New York, New York (Address of Principal Executive Offices)	10004 (Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000
None
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

Attached as Exhibit 99.1 are certain Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to GS Mortgage Securities Corp. (the “Company”) by Goldman, Sachs & Co. (the “Underwriter”) in respect of the Company’s proposed offering of certain classes of the GSR Mortgage Loan Trust 2004-7, Mortgage Pass-Through Certificates, Series 2004-7 (such classes, the “Certificates”).

The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”).  The Certificates will be registered pursuant to the Act under the Company’s Registration Statement on Form S-3 (No. 333-100818).  The Company hereby incorporates the attached Computational Materials by reference in the Registration Statement.

Any statement or information contained in the attached Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

________________________

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2004-7, Mortgage Pass-Through Certificates, Series 2004-7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Samuel Ramos

      Name: Samuel Ramos

      Title:   Secretary

Dated:  June 9, 2004

EXHIBIT INDEX

Exhibit No.

Description

99.1

Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2004-7, Mortgage Pass-Through Certificates, Series 2004-7.

Exhibit 99.1   Computational Materials

[Filed on Form SE]